Healthcare Trust of America, Inc. (HTA) Annual Shareholder Meeting: July 8, 2015 Exhibit 99.1

1 FORWARD LOOKING STATEMENTS This document contains both historical and forward-looking statements. Forward-looking statements are based on current expectations, plans, estimates, assumptions and beliefs, including expectations, plans, estimates, assumptions and beliefs about our company, the real estate industry and the debt and equity capital markets. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include information concerning possible or assumed future results of operations of our company. The forward-looking statements included in this document are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in the forward-looking statements. Factors which could have a material adverse effect on our operations and future prospects include, but are not limited to: changes in economic conditions affecting the healthcare property sector, the commercial real estate market and the credit market; competition for acquisition of medical office buildings and other facilities that serve the healthcare industry; economic fluctuations in certain states in which our property investments are geographically concentrated; retention of our senior management team; financial stability and solvency of our tenants; supply and demand for operating properties in the market areas in which we operate; our ability to acquire properties, and to successfully operate those properties once acquired; changes in property taxes; legislative and regulatory changes, including changes to laws governing the taxation of REITs and changes to laws governing the healthcare industry; fluctuations in reimbursements from third party payors such as Medicare and Medicaid; changes in interest rates; the availability of capital and financing; restrictive covenants in our credit facilities; changes in our credit ratings; our ability to remain qualified as a REIT; and the risk factors set forth in our 2014 Annual Report on Form 10-K filed on February 23, 2015. Forward-looking statements speak only as of the date made. Except as otherwise required by the federal securities laws, we undertake no obligation to update any forward-looking statements to reflect the events or circumstances arising after the date as of which they are made. As a result of these risks and uncertainties, readers are cautioned not to place undue reliance on the forward looking statements included in this document or that may be made elsewhere from time to time by, or on behalf of, us. For definitions of terms and reconciliations for certain financial measures disclosed herein, including, but not limited to, funds from operations (FFO), normalized funds from operations (normalized FFO), funds available for distribution (FAD), normalized funds available for distribution (normalized FAD), annualized base rents, net operating income (NOI), cash net operating income (cash NOI), same-property cash NOI, adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA), on-campus/aligned, and tenant retention, please see our company’s earnings press release issued on May 6, 2015 and our company’s Supplemental Financial Package for the quarter March 31, 2015, each of which is available in the investor relations section of our company’s website located at www.htareit.com.

2 HTA OVERVIEW DEDICATED MEDICAL OFFICE BUILDING PLATFORM WITH EXPOSURE TO A GROWING HEALTHCARE INDUSTRY CORE, CRITICAL REAL ESTATE, KEY FOR THE FUTURE OF HEALTHCARE DELIVERY ON CAMPUSES OF HOSPITALS, LEADING ACADEMIC MEDICAL CENTERS, AND COMMUNITY-CORE LOCATIONS IN-HOUSE ASSET MANAGEMENT & LEASING DRIVES EFFECIENCIES IN KEY MARKETS STRONG, INVESTMENT GRADE BALANCE SHEET CONSISTENT SHAREHOLDER RETURN AND QUARTERLY DIVIDEND

DEDICATED PROFESSIONALS ACROSS MARKETS

EXECUTIVE LEADERSHIP

SCOTT D. PETERS

Chairman, CEO and President

- Co-Founded HTA in 2006
- CEO of Grubb & Ellis (NYSE), '07-'08
- CEO of NNN Realty Advisors, '06-'08
- EVP, CFO, Triple Net Properties, Inc. '04-'06

ROBERT A. MILLIGAN

Chief Financial Officer

- Joined 2011
- Vice President, Bank of America Merrill Lynch, '07-'11
- Senior Analyst/Financial Management Program, General Electric, '03-'07

MARK D. ENGSTROM

EVP, Acquisitions

- Joined 2009
- CEO, InSite Medical Properties, '06-'09
- Mgr. of Real Estate Services, Hammes Company, '01-'05
- Vice President, PM Realty Group, '98-'01

AMANDA L. HOUGHTON

EVP, Asset Management

- Joined 2009
- Manager of Joint Ventures, Glenborough LLC, '06-'09
- Senior Analyst, ING Clarion, '05-'06
- Senior Analyst, Weyerhauser Realty Investors, '04-'05

QUALITY TEAM ACROSS MARKETS

- Over 180 Employees with headquarters in Scottsdale, Arizona
- 30 Corporate Professionals including strategy, investor relations, acquisitions, operations, and administrative
- 60% active professionals based at 20+ Regional Management Offices
  - 50+ Property Managers
  - 13 Dedicated Regional Leasing Professionals
  - 60 Engineers
  - 40 Accounting Professionals


KEY MARKET
OTHER INVESTED MARKET
PORTFOLIO PROPERTY
HTA REGIONAL MANAGEMENT OFFICE
HTA CORPORATE OFFICE

3

WHY MEDICAL OFFICE BUILDINGS? • Healthcare is the fastest growing sector in dollars and in employment • Medical office will be utilized by every individual throughout their lifetime – each person visits a physician 3.7x per year • The Affordable Care Act will add 25 to 35 million newly insured individuals • U.S. population is aging – 10,000 turn 65 every day • Health systems are focused on delivering care in the most cost-effective way, driving increased outpatient visits to medical office • Physicians and health systems are consolidating to increase efficiency and invest in technology, consolidation increasing overall tenant credit • Healthcare increasingly provided in part by nurses and physician assistants 4

5 KEY ACCOMPLISHMENTS • Total Shareholder Return of 44% in 2014, raised our dividend in Q314 • Normalized funds from operations per diluted share growth of 13% in 2014 • Same property cash net operating income growth of 3.0% or higher for 10 consecutive quarters • Leased rate by GLA of 92% and 83% Tenant Retention in 2014 • $925m of investments over last 24 months – core, critical real estate in targeted key markets • Building critical mass in key markets including recent investments in Atlanta, Boston, Charleston, Indianapolis, and Raleigh – 91% of invested dollars are in the Top 75 MSAs • Initiated capital recycling program with $83mm of dispositions in 2014 – Gains of $28mm • Strong, investment grade balance sheet with consistent leverage in the low 30% range

STRATEGIC INVESTMENT IN KEY MARKETS 6

IN-HOUSE ASSET MANAGEMENT & LEASING PLATFORM 7

CORE-CRITICAL LOCATIONS HOSPITAL CAMPUSES UNIVERSITY AND ACADEMIC MEDICAL CENTER CAMPUSES COMMUNITY -CORE LOCATION HIGHLIGHT: GREENVILLE, SC, $179M, ACQUIRED 2009 • Hospitals create strong tenant demand and retention for on- campus medical office buildings • Maximizes utilization of significant hospital infrastructure and ancillary services • Cost-effective location for growth in outpatient services • Limited developable land around hospital campuses HIGHLIGHT: DOWNTOWN BOSTON, MA, $250M, ACQUIRED 2014-2015 • State-of-the-art facilities affiliated with a leading medical school and committed to teaching the next generation of healthcare professionals • Clinical, lab, research, and academic space that will shape the future delivery of healthcare • Provides not only primary care but advanced specialized care that utilizes new research and technology development HIGHLIGHT: WHITE PLAINS, NY, $93M, ACQUIRED 2014 • Strategic location within the community and next to other healthcare delivery buildings • High-visibility, high-traffic areas with a dense patient base to drive volume • Multi-tenanted buildings generally anchored by a surgery center or large primary care group • Healthy tenant mix creates tenant synergy, a healthy referral base, tenant retention, rent growth, and occupancy 8

CONSISTENT SHAREHOLDER RETURN » Shareholder returns of 9% on average per year since inception » Total shareholder return of 111% since inception » Consistent quarterly dividend » Normalized Funds From Operations CAGR of 11.7% since self management in 2009 » Average annual growth of 10.2% in gross assets since listing HTA STOCKHOLDER RETURNS (1/1/2007 THROUGH 6/30/2015) 9